                                                                   Exhibit 24(a)





                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.



                                        /s/ Robert W. Gillespie
                                        ------------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ James W. Wert
                                        ---------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.



                                        /s/ Roger Noall
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ William G. Bares
                                        -----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 21, 1994.


                                        /s/ Edward F. Bell
                                        --------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 21, 1994.


                                        /s/ Albert C. Bersticker
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Thomas A. Commes
                                        -------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 28, 1994.


                                        /s/ Howard J. Cooper
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 25, 1994.


                                        /s/ Betty Cope
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Allen H. Ford
                                        -----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 22, 1994.


                                        /s/ T. Raymond Gregory
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.



                                        /s/ Jerry Hammes
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Stephen R. Hardis
                                        -----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.



                                        /s/ Lawrence A. Leser
                                        ------------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 21, 1994.


                                        /s/ A. Stephen Martindale
                                        -----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.



                                        /s/ John G. McDonald
                                        ----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Henry L. Meyer III
                                        ------------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Steven A. Minter
                                        -----------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 22, 1994.


                                        /s/ M. Thomas Moore
                                        ------------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ John C. Morley
                                        ------------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Richard W. Pogue
                                        ------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ James S. Reid
                                        ---------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Harry A. Shaw III
                                        ------------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 19, 1994.


                                        /s/ Dennis W. Sullivan
                                        ---------------------------------

                              SOCIETY CORPORATION
                              -------------------

                               POWER OF ATTORNEY
                               -----------------


        The undersigned, an officer or director, or both an officer and director of Society Corporation, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "Plan") (or under a new employee stock purchase plan which may be adopted) in addition to the 400,000 Common Shares currently authorized to be issued and sold under the Plan, hereby constitutes and appoints Robert W. Gillespie, Roger Noall, and Lawrence J. Carlini, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 20, 1994.


                                        /s/ Renold D. Thompson
                                        -----------------------------------